UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 27, 2007

Renaissance Home Equity Loan Trust 2007-3
 (Exact name of issuing entity as specified in its charter)

Renaissance Mortgage Acceptance Corp.
 (Exact name of depositor as specified in its charter)

Delta Funding Corporation
 (Exact name of sponsor as specified in its charter)

DELAWARE	333-131637-06	52-235639
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1000 Woodbury Road Woodbury, New York		11797
(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code:  (516) 364-8500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 9 – Financial Statements and Exhibits

Item 9.01.	Financial Statements, Pro Forma Financial Information and Exhibits
(a)	Not applicable.
(b)	Not applicable.
(c)	Exhibits

Exhibit No.	Item 601(a) of Regulation S-K, Exhibit No.	Description
1	5.1, 8.1, 23.1	Opinion and Consent of Thacher Proffitt & Wood LLP

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: September 14, 2007

RENAISSANCE MORTGAGE ACCEPTANCE CORP.

By:	/s/ Morris Kutcher
Name:	Morris Kutcher
Title:	Vice President

EXHIBIT INDEX

Exhibit No.	Item 601(a) of Regulation S-K, Exhibit No.	Description
1	5.1, 8.1, 23.1	Opinion and Consent of Thacher Proffitt & Wood LLP